NEW COVENANT FUNDS


Supplement Dated June 28, 2000 to the Prospectus dated June 30, 1999


1. The following information supplements the disclosure concerning the New Covenant Growth Fund (the "Growth
Fund") in the Prospectus, as follows:

    The Board of Trustees of New Covenant Funds (the "Trust") recently voted with respect to the Growth Fund to: (1) terminate the Sub-Investment Advisory Agreements with both Carl Domino Associates, L.P. and William Blair & Company, L.L.C. (the "Former Sub-Advisers") and (2) to appoint Wellington Management Company LLP ("Wellington") to serve as a new sub-investment adviser to the Growth Fund.

    As a result of this change, the Prospectus is hereby amended by deleting all references to the Former Sub-
Advisers under the section of the Prospectus titled "Sub-
Advisers for the Growth Fund" and adding the following information regarding Wellington under that section of the
Prospectus:

    Wellington Management Company LLP is a private Massachusetts limited liability partnership which is owned by its partners and has its headquarters at 75 State Street, Boston, Massachusetts 02109. The firm is one of America's oldest and largest independent investment firms , tracing its origins to 1928. Wellington currently has over $200 billion in discretionary assets under management for a variety of clients consisting of mutual funds, variable annuities, corporate and public retirement plans, endowments and investment partnerships.

    For its equity investment management, Wellington conducts extensive research and analysis and utilizes its own teams of research analysts located in Wellington offices in the United States and around the world. Investment decisions are generally made on a bottom-up basis based upon Wellington's own proprietary research.

    Mammen Chally, CFA and James A. Rullo, CFA serve as co-managers for the Fund. Mr. Chally is a Vice President of Wellington Management and an equity portfolio manager with 9 years of industry experience. In addition to managing equity portfolios, Mr. Chally also serves as a member of the firm's Quantitative Group contributing to portfolio risk management, development of derivatives strategies and performance analyses for clients of the firm. Mr. Chally joined the firm in 1994 after receiving his MBA from Northeastern University; Mr. Chally also received a Bachelor of Science from the Indian Institute of Technology in 1989.

    Mr. Rullo, a Senior Vice President and Partner of the firm, brings more than 14 years of investment experience to the team. He manages equity portfolios in a range of styles including global, sector-specific, and small-, medium- and large-cap US equity and is responsible for structured and quantitative portfolio management at Wellington Management. Mr. Rullo also has significant experience in the use of derivatives, and works with other portfolio managers in applying derivatives and quantitative strategies to the portfolios they manage. Having joined the firm in 1994, Mr. Rullo is a magna cum laude graduate of Boston University where he received his BS in Finance in 1981. He earned an MBA from Babson College in 1985 with a specialty in Management Information Systems.



2. The following information replaces the fifth paragraph under the section of the Prospectus titled "Management of the Funds -- The Adviser" which is found on page 23 of the Prospectus, as follows:

    The Securities and Exchange Commission has granted the Trust an exemptive order that permits the Adviser, subject to approval of the Board of Trustees, to engage and terminate Sub-Advisers without shareholder approval. In the event that there is a change in any of the Sub-Advisers to the Funds, shareholders will receive information about the change and about any new Sub-Advisers selected. While shareholders are not permitted to vote on the selection of new Sub-Advisers, they retain the right to vote on the continuation of the Adviser.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE